UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Endeavour International Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant):
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMENDMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 27, 2010
EXPLANATORY STATEMENT

AMENDMENT TO
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 27, 2010
This document is an amendment to our Proxy Statement dated April 20, 2010 and furnished in connection with Endeavour’s Annual Meeting of Stockholders, which will be held on Thursday, May 27, 2010 at 10:00 a.m. Central Daylight Time, at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas 77010.
EXPLANATORY STATEMENT
Due to a clerical error, the website address where our Notice of Annual Meeting of Stockholders, our Proxy Statement and our Annual Report may be accessed was incorrectly stated. The correct website address is http://www.RRDEZProxy.com/2010/EndeavourInternationalCorp.